MT103 (MEDI-538)
Induces B-cell Depletion, Clearance of Bone Marrow Infiltration and Clinical Responses in Heavily Pre-treated NHL Patients

First Data from Dose-escalation Study MT103-104

Ralf C. Bargou

Medizinische Klinik und Poliklinik II
Schwerpunkt Hämatologie und Internistische Onkologie
Universitätsklinikum Würzburg

Monoclonal IgG1 (i.e. Rituxan(r)) Lymphoma Cell Radioimmunoconjugate (i. e. Zevalin(r), Bexxar(r)) Immunotoxins NK Cell ADCC Complement BiTE(r) T Cell BiTEs Redirect Any Cytotoxic T Cell to Tumor Cells

BiTE Are Bispecific Single-Chain Antibodies Conventional Bispecific Format BiTE Format Anti-CD19 Anti-CD3 MT103/MEDI-538 (BscCD19xCD3)

Preclinical in vitro and in vivo Efficacy of MT103 Active at very low pg/ml concentrations (Loffler et al., Blood, 2000) High ex-vivo activity of MT103 in tumor cell depletion with CLL patient samples (Loffler et al, Leukemia, 2003) Complete inhibition of tumor outgrowth in SCID mouse model by daily 0.1 µg-doses of MT103 (Dreier et al, J. Immunol., 2003) No need for co-stimulation (Dreier et al., Int.J. Cancer, 2002) MT103-activated T cells are capable of serial killing at low E:T ratios (Hoffmann et al., Int.J. Cancer, 2005) Redirected Lysis of DOHH-2 Human B Lymphoma Cells (50% Human Serum) Specific Cytotoxicity [%] Concentration [µg/ml] -20 0 20 40 60 80 100 120 1E-04 1E-02 1E+00 1E+02 1E+04 MT103 Rituxan(r) 1 100 0.01 0.0001 0.000001

Ongoing Phase I Study MT103-104 Objectives Safety and tolerability PK, PD, anti-tumor activity Design 3+3 dose escalation Continuous infusion over 4-8 wks (out-patient as of wk3 onwards) 5 dose levels: 0.5 µg/m2/24 hrs (DL1) to 45 µg/m2/24 hrs (DL5) Relapsed and/or refractory B-NHL (follicular type, MCL, IC, marginal zone lymphoma) 9 study sites in Germany

Patient No. 109001 (Dose Level 4) 0 100 200 300 400 500 600 700 800 0 5 10 15 20 25 30 35 Time [Days] MT103 in Serum [pg/ml] Infusion Stop LLQ Serum Analysis Shows Steady-State of MT103 Concentration at 15 µg/m2/24 hrs

Toxicities in Study MT103-104 Most frequently observed (> 8 pts) regardless of Grade were: Hematological toxicities with leucopenia in 14 pts (74%) and lymphopenia in 12 pts (63%) Elevation of liver enzymes in 9 pts (47%) Fever in 8 pts (42%) Toxicities > Grade 3 constituted 19% of all toxicities. The most frequent ones were hematological with lymphopenia in 12 pts (63%) and leucopenia in 9 pts (47%) The most common serious adverse events, which were mostly asymptomatic were: Lymphopenia 5 pts (21%) Leucopenia 4 pts (19%) DL4 (15 µg/m2/24 hr) 1 patient with transient grade 3 confusion All toxicities were reversible No anti-MT103 antibodies ? Dose escalation continued

0,00 0,05 0,10 0,15 0,20 0,25 0,30 0 5 10 15 20 25 T Cells (CD3+/CD8+) B Cells (CD3-/CD19+) Treatment Days Absolute Cells / ?l Complete B Cell Depletion and T Cell Expansion T Cells (CD3+/CD4+) Pat #105-003 (FCL) DL4

MT103 Induces Apoptosis of Circulating B Cells Treatment Days Annexin V-PE [MFI] 1 10 100 1000 0 10 20 30 40 Pat #105-001 (FCL) B Cells (CD19+) Naive T Cells

Baseline Patient #1 at Dose Level 4 (15 µg/m2/24 hrs) Previous treatments included CHOP, Chlorambucil, Fludarabine, Dexa- BEAM, Endoxan and repeated Rituxan Three patients with improvement of bone marrow infiltration on treatment Elimination of Lymphoma Cells in Bone Marrow

Cohort Dose Level Disease Treatment Duration 1 0.5 µg/m2/24 hours Binet C Immunocytoma Stage IV A Mantle Cell Stage IV CLL 4 Weeks 4 Weeks 8 Weeks PD SD MR 2 1.5 µg/m2/24 hours Stage IV B Mantle Cell Stage IV B Mantle Cell Stage IV E Mantle Cell 8 Weeks 4 Weeks 23 Days PD SD SD 2b 1.5 µg/m2/24 hours Stage IV A Mantle Cell Stage IV CLL Stage IV B Follicular 25 Days 4 Weeks 4 Weeks SD SD SD 3 5 µg/m2/24 hours Stage IV Mantle Cell Stage IV B Follicular Stage III Mantle Cell 4 Weeks 4 Weeks 4 Weeks SD SD SD 4 5 µg/m2/24 hours on Day 1 15 µg/m2/24 hours from Day 2 onward Stage III SLL/CLL Stage IV Mantle Cell Stage IV Follicular Stage IV Follicular Stage IV A Marginal Zone Stage II Follicular Stage II A Mantle Cell 18 Days 4 Weeks 8 Weeks 8 Weeks 3 Days 4 Weeks 1.5 Days PD SD N/A* N/A* PR PR CR Best Response *N/A: Not Assessible Study MT103-104: Evidence for Dose- dependent Efficacy

Summary of Data from MT103-104

- **Safety and feasibility**
  - Continuous infusion regimen (cIV) of MT103 is feasible and leads to stable (steady-state) serum levels
  - No relevant side effects in cIV regimen up to 5 $\mu g/m^2/24$ hrs
  - Evaluation at 15 $\mu g/m^2/24$ hrs ongoing – no MTD exceeded yet

- **Dose-dependent pharmacodynamics**
  - Complete B cell depletion from DL3 onwards on treatment
  - Significant (effector memory) T cell expansion in majority of DL4 patients; no indication for continued T cell activation beyond infusion of MT103

- **Clinical efficacy**
  - First confirmed responses at DL4 (according to Cheson): 1 CR, 2 PR
  - Long-term stable diseases (>300 days) observed at lower doses
  - 600 pg/ml serum levels (DL4) sufficient for responses (= 1/100,000 of rituximab dose level)

Acknowledgements

University Göttingen
(Lorenz Trümper, Florian Zettl)

University Essen
(Richard Noppeney, Ulrich Dührsen)

University Mainz
(Martin Schuler, Georg Hess, Christoph Huber)

University Ulm
(Andreas Viardot, Hartmut Döhner)



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University Charité Berlin
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University Würzburg
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Klinikum Nürnberg
(Martin Wilhelm, Josef Birkmann)

TU München
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Micromet AG
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Peter Kufer, Mathias Klinger
Mathias Locher, Patrick Baeuerle

MedImmune, Inc.
Dirk Reitsma

Klinische Forschergruppe KFO 105 funded by DFG and Charité
"Growth control of neoplastic B-cells"